Exhibit 99

Investors and Media: Chris Oltmann (818) 532-3708

Velocity Financial, Inc. Reports

Fourth Quarter and Full Year 2024 Results

Fourth Quarter Highlights:

•	Net income of $20.6 million, up 18.6% from $17.4 million for 4Q23. Diluted EPS of $0.57, up $0.07 from $0.50 per share for 4Q23

•	Core net income(1) of $21.8 million, an increase of 34.6% from $16.2 million for 4Q23. Core diluted EPS(1) of $0.60, up from $0.46 per share for 4Q23

•	Loan production of $563.5 million in UPB, an 18.2% and 60.0% increase from 3Q24 and 4Q23, respectively

•	Year-to-date 2025 loan production through February of $429.4 million

•	Nonperforming loans (NPL) as a percentage of Held for Investment (HFI)(2) loans was 10.7%, up slightly from 10.6% as of September 30, 2024, and 9.7% as of December 31, 2023, respectively

•	Resolutions of NPL and real estate owned (REO) totaled $79.4 million in UPB

•	Realized gains of $5.6 million or 107.0% of UPB resolved

•	Portfolio net interest margin (NIM) of 3.70%, an increase of 10 bps from 3.60% for 3Q24 and 18 bps from 3.52% for 4Q23

•	Completed the VCC 2024-5 and VCC 2024-6 securitizations totaling $292.9 million and 293.9 million, respectively, of securities issued

•	Liquidity(3) of $95.9 million and total available warehouse line capacity of $435.0 million as of December 31, 2024

•	Recourse debt to equity ratio of 1.2x

•	GAAP Book value per common share of $15.70 as of December 31, 2024, a 16.4% increase from $13.49 as of December 31, 2023

•	Issued $7.3 million in new common equity through Velocity At The Market (ATM) program

Westlake Village, CA – March 6, 2024 – Velocity Financial, Inc. (NYSE: VEL) (Velocity or the Company), a leader in business purpose loans, reported net income of $68.4 million and core net income of $72.9 million for the full year 2024, compared to net income of $52.3 million and core net income of $53.4 million for the full year 2023. Earnings and core earnings per diluted share were $1.91 and $2.03, respectively, for the full year 2024, compared to $1.52 and $1.54 for the full year 2023.

(1)	Core income and Core EPS are non-GAAP measures that exclude nonrecurring and unusual activities from GAAP net income.
(2)	Held for Investment (HFI) includes the unpaid principal balance of loans carried on an amortized cost basis and loans carried at fair value (FVO).
(3)	Liquidity includes unrestricted cash reserves of $49.9 million and available liquidity in unfinanced loans of $46.0 million.

Fourth Quarter and Full Year 2024 Results

“Velocity delivered impressive earnings in the fourth quarter and full year 2024,” said Chris Farrar, President and CEO. “The Company’s record full-year 2024 earnings were driven by continued strong production, which also reached record levels in 2024, on both a UPB and loans produced basis and by maintaining high underwriting standards. Our success resulted from ongoing initiatives to grow and streamline our loan production platform to capture a greater share of the large but fragmented business purpose loan market. I’m especially proud of our team’s ability to achieve outstanding production volume growth while remaining focused on maintaining strong returns with average loan coupons of 11 percent. This discipline is a key driver of our strong earnings and the reason we exceeded our 5x25 goal of $5 billion in UPB loan portfolio by 2025. Velocity is poised to build on our momentum to drive sustained earnings growth and enhanced long-term shareholder value.”

Fourth Quarter Operating Results

KEY PERFORMANCE INDICATORS
($ in thousands)	4Q 2024	4Q 2023	$ Variance	% Variance
Pretax income	$32,038.2	$22,307.3	$9,730.8	43.6%
Net income	$20,587.1	$17,354.6	$3,232.5	18.6%
Diluted earnings per share	$0.57	$0.50	$0.07	15.0%
Core pretax income	$33,464.0	$21,554.8	$11,909.2	55.3%
Core net income(a)	$21,754.4	$16,161.5	$5,592.9	34.6%
Core diluted earnings per share(a)	$0.60	$0.46	$0.14	30.5%
Pretax return on equity	25.69%	20.66%	n.a.	24.3%
Core pretax return on equity(a)	26.83%	19.96%	n.a.	34.4%
Net interest margin - portfolio	3.70%	3.52%	n.a.	5.3%
Net interest margin - total company	3.20%	3.10%	n.a.	3.2%
Average common equity	$498,887.4	$431,891.2	$66,996.2	15.5%

(a)	Core income, core diluted earnings per share and core pretax return on equity are non-GAAP measures. Please see the reconciliation to GAAP net income at the end of this release.

n.a.- not applicable

Discussion of results:

•	Net income for 4Q24 was $20.6 million, compared to $17.4 million for 4Q23

•	Driven by record production volumes and consistently strong loan resolution gains

•	Core net income was $21.8 million, compared to $16.2 million for 4Q23

•	4Q24 core adjustments included incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP)

•	Portfolio NIM for 4Q24 was 3.70%, compared to 3.52% for 4Q23, driven by consistent production-driven HFI portfolio growth and average loan coupons of 10.9% on 2024 loan production

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Fourth Quarter and Full Year 2024 Results

TOTAL LOAN PORTFOLIO
($ of UPB in millions)	4Q 2024	4Q 2023	$ Variance	% Variance
Held for Investment
Investor 1-4 Rental	$2,653.3	$2,224.8	$428.5	19.3%
Mixed Use	560.5	474.9	85.6	18.0%
Multi-Family	367.0	316.3	50.7	16.0%
Retail	446.6	344.0	102.6	29.8%
Warehouse	334.3	265.0	69.3	26.1%
All Other	694.2	430.9	263.4	61.1%

Total	$5,055.9	$4,055.9	$1,000.0	24.7%

Held for Sale
Investor 1-4 Rental	$—	$17.0	$(17)	(100.0)%
Government Insured Multifamily (CHHC)	—	—	—	n.m.
Multi-Family	—	—	—	n.m.
Warehouse	—	—	—	n.m.
All Other	—	—	—	n.m.

Total Managed Loan Portfolio UPB	$5,055.9	$4,072.9	$983.0	24.1%

Key loan portfolio metrics:
Total loan count	12,932	10,477
Weighted average loan to value	66.6%	67.8%
Weighted average coupon	9.53%	8.88%
Weighted average total portfolio yield	9.34%	8.70%
Weighted average portfolio debt cost	6.14%	5.75%

n.m. - non meaningful

Discussion of results:

•	Velocity’s total loan portfolio was $5.1 billion in UPB as of December 31, 2024, an increase of 24.1% from $4.1 billion in UPB as of December 31, 2023

•	Primarily driven by 19.3% Y/Y growth in loans collateralized by Investor 1-4 Rental properties and 61.1% Y/Y growth in loans collateralized by “Other” commercial properties

•	Loan prepayments totaled $203.2 million in UPB, an increase from $173.9 million for 3Q24, and $118.1 million for 4Q23

•	The UPB of fair value option (FVO) HFI loans was $2.7 billion, or 52.5% of total loans, as of December 31, 2024, an increase from $1.3 billion in UPB, or 30.7% as of December 31, 2023

•	The weighted average portfolio loan-to-value ratio was 66.6% as of December 31, 2024, down from 67.8% as of December 31, 2023, and below the five-quarter trailing average of 67.3%

•	The weighted average total portfolio yield was 9.34%, an increase of 64 bps from 4Q23, primarily driven by a corresponding increase in the weighted average loan coupons over the same period

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Fourth Quarter and Full Year 2024 Results

•	Portfolio-related debt cost was 6.14%, an increase of 39 bps from 4Q23, driven by an increase in the weighted average securitized debt cost

LOAN PRODUCTION VOLUMES
($ in millions)	4Q 2024	4Q 2023	$ Variance	% Variance
Investor 1-4 Rental	$199.9	$183.2	$16.7	9.1%
Traditional Commercial	320.3	130.3	190.0	145.9%
Short-term	38.7	38.6	0.0	0.1%
Government Insured Multifamily (CHHC)	4.6	—	4.6	n.m.

Total loan production	$563.5	$352.1	$211.3	60.0%

Acquisitions	$—	$—

n.m. - non meaningful

Discussion of results:

•	Loan production totaled $563.5 million in UPB, a 60.0% increase from $352.1 million for 4Q23 and the second-highest quarterly volume in the Company’s history

•	Traditional Commercial financing demand led Y/Y growth, increasing 145.9% from 4Q23, driven by a strategic focus on increasing investment in this fragmented and underserved market

•	The weighted average coupon (WAC) on 4Q24 HFI loan production was 10.8%, a modest decrease from 11.2% for 4Q23

•	Government Insured Multifamily loans are originated by our subsidiary CHHC and sold to investors for cash gains shortly after closing

HFI PORTFOLIO CREDIT PERFORMANCE INDICATORS
($ in thousands)	4Q 2024	4Q 2023	$ Variance	% Variance
Nonperforming loans(a)	$539,438.0	$394,562.0	$144,876.0	36.7%
Total HFI loans	$5,055,937.0	$4,055,936.0	$1,000,001.0	24.7%
Nonperforming loans % total HFI loans	10.7%	9.7%	n.a.	9.7%
Average nonperforming loans subject to CECL reserve (b)	$314,510.7	$332,971.1	$(18,460.4)	(5.5)%
Loan loss reserve	$4,174.0	$4,768.9	$(594.9)	(12.5)%
Total charge offs	$698.8	$743.5	$(44.7)	(6.0)%
Charge-offs as a % of avg. nonperforming CECL loans(c)	0.9%	0.9%	n.a.	(0.5)%
Gain on transfer to REO	$2,381.7	$1,403.0	$978.7	69.8%
REO valuations, net	$(2,217.3)	$(1,417.0)	$(800.3)	56.5%
Gain (loss) on sale of REO	$3,411.2	$456.0	$2,955.2	648.1%

Total gain on REO	$3,575.5	$442.0	$3,133.5	708.9%

(a)	Total HFI nonperforming/nonaccrual loans include loans 90+ days past due, loans in foreclosure, bankruptcy and on nonaccrual.
(b)	Reflects monthly average nonperforming loans held for investment, excluding FVO loans, during the period.
(c)	Reflects the annualized quarter-to-date charge-offs to average nonperforming loans for the period.

n.a.- not applicable

Discussion of results:

•	Nonperforming loans (NPL) totaled $539.4 million in UPB as of December 31, 2024, or 10.7% of loans HFI, compared to $394.6 million and 9.7% as of December 31, 2023

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Fourth Quarter and Full Year 2024 Results

•	Charge-offs for 4Q24 totaled $698.8 thousand, compared to $743.5 thousand for 4Q23

•	The trailing five-quarter charge-off average was $502.5 thousand

•	For 4Q24, total gain on REO was $3.6 million, up from a gain of $0.4 million for 4Q23, driven by gains on sale of REO and loans transferred to REO

•	The loan loss reserve totaled $4.2 million as of December 31, 2024, a 12.5% decrease from $4.8 million as of December 31, 2023

•	Mainly driven by the increase in the valuation of the real estate underlying the individually assessed NPL portfolio

•

The CECL reserve rate was 0.17% (CECL Reserve as % of Amortized Cost HFI loans), which was consistent with the recent five-quarter average rate of 0.19% and within management’s expected range of 0.15% to 0.20%

NET REVENUES
($ in thousands)	4Q 2024	4Q 2023	$ Variance	% Variance
Interest income	$113,484.1	$86,269.5	$27,214.6	31.5%
Interest expense - portfolio related	(68,484.4)	(51,405.0)	(17,079.4)	33.2%

Net Interest Income - portfolio related	44,999.7	34,864.5	10,135.2	29.1%
Interest expense - corporate debt	(6,142.8)	(4,139.9)	(2,002.8)	48.4%
Loan loss provision	(22.0)	(826.7)	804.7	(97.3)%

Net interest income after provision for loan losses	$38,834.9	$29,896.8	$8,938.0	29.9%

Gain on disposition of loans	2,784.0	1,482.0	1,302.0	87.9%
Unrealized (loss) gain on fair value loans	(15,722.6)	39,367.4	(55,090.0)	(139.9)%
Unrealized gain (loss) on fair value of securitized debt	34,538.5	(24,085.1)	58,623.6	(243.4)%
Unrealized gain/(loss) on mortgage servicing rights	1,297.0	(1,208.2)	2,505.2	(207.4)%
Origination fee income	7,245.1	3,981.4	3,263.7	82.0%
Interest income on cash balance	1,451.3	1,715.6	(264.3)	(15.4)%
Other operating income (expense)	736.4	418.1	318.3	76.1%

Total other operating income (expense)	$32,329.7	$21,670.2	$10,659.5	49.2%

Net revenue	$71,164.6	$51,567.1	$19,597.5	38.0%

Discussion of results:

•	Net Revenue for 4Q24 was $71.2 million, an increase of 38.0% from $51.6 million for 4Q23

•	Driven by continued strong production volumes, unrealized FV gains and NPL resolutions

•	Total net interest income for 4Q24 was $38.8 million, a 29.9% increase from $29.9 million for 4Q23

•	Portfolio net Interest income was $45.0 million for 4Q24, an increase of 29.1% from 4Q23 resulting from portfolio growth and a 19 bps increase in NIM

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Fourth Quarter and Full Year 2024 Results

•	Total other operating income was $32.3 million for 4Q24, an increase from $21.7 million for 4Q23

•	Origination fee income totaled $7.2 million, resulting from 4Q24 new loan production

•	Net unrealized FVO gains on loans and securitized debt were $18.8 million, compared to a net gain of $15.3 million for 4Q23

•	Gain on disposition of loans totaled $2.8 million for 4Q24, driven mainly by loans transferred to REO

OPERATING EXPENSES
($ in thousands)	4Q 2024	4Q 2023	$ Variance	% Variance
Compensation and employee benefits	$20,083.5	$15,143.37	$4,940.2	32.6%
Origination expense	815.6	172.5	643.1	372.8%
Securitization expenses	7,103.1	2,709.2	4,394.0	162.2%
Rent and occupancy	295.8	550.6	(254.8)	(46.3)%
Loan servicing	6,749.1	4,635.8	2,113.3	45.6%
Professional fees	1,476.9	1,732.8	(256.0)	(14.8)%
Real estate owned, net	268.4	2,068.2	(1,799.8)	(87.0)%
Other expenses	2,335.3	2,248.3	87.0	3.9%

Total operating expenses	$39,126.8	$29,259.7	$9,867.0	33.7%

Discussion of results:

•

Operating expenses totaled $39.1 million for 4Q24, an increase of 33.7% from 4Q23, primarily driven by securitization expenses for two securitization issuances during the quarter and production-driven compensation expenses

•	Compensation expense totaled $20.1 million, compared to $15.1 million for 4Q23

•	Primarily driven by higher commissions on increased production volume

•	Securitization expenses totaled $7.1 million from the issuance of two securitizations during the quarter, compared to costs of $2.7 million for one securitization during 4Q23

•	Loan servicing expense totaled $6.7 million, a 45.6% increase from $4.6 million for 4Q23, driven by portfolio growth and an increase in the percentage of securitized loans in the portfolio

•	Professional fees totaled $1.5 million, a 14.8% decrease from $1.7 million for 4Q23, driven by decreased legal expenses

•	REO expenses totaled $0.3 million, an 87.0% decrease from $2.1 million for 4Q23, driven by $3.4 million of realized gains on REO sales in 4Q24

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Fourth Quarter and Full Year 2024 Results

SECURITIZATIONS
($ in thousands)	Securities	Balance at		Balance at
Trusts	Issued	12/31/2024	W.A. Rate	12/31/2023	W.A. Rate
2017-2 Trust	245,601	33,012	4.09%	45,869	3.97%
2018-1 Trust	176,816	24,482	4.13%	33,505	4.03%
2018-2 Trust	307,988	59,091	4.47%	76,871	4.48%
2019-1 Trust	235,580	60,459	4.07%	76,391	4.07%
2019-2 Trust	207,020	46,872	3.41%	66,340	3.42%
2019-3 Trust	154,419	46,827	3.30%	58,089	3.29%
2020-1 Trust	248,700	91,135	2.88%	106,976	2.85%
2020-2 Trust	96,352	—	—	45,180	4.61%
2021-1 Trust	251,301	152,995	1.76%	171,748	1.76%
2021-2 Trust	194,918	125,391	2.04%	143,797	2.02%
2021-3 Trust	204,205	136,510	2.47%	158,043	2.46%
2021-4 Trust	319,116	214,284	3.25%	244,919	3.22%
2022-1 Trust	273,594	217,190	3.94%	236,358	3.93%
2022-2 Trust	241,388	191,764	5.06%	210,217	5.07%
2022-MC1 Trust	84,967	12,041	6.90%	31,508	6.90%
2022-3 Trust	296,323	234,647	5.72%	257,047	5.70%
2022-4 Trust	308,357	232,064	6.21%	274,419	6.24%
2022-5 Trust	188,754	132,519	7.04%	162,925	7.06%
2023-1 Trust	198,715	144,724	7.02%	177,250	7.02%
2023-1R Trust	64,833	38,508	7.57%	58,237	7.68%
2023-2 Trust	202,210	157,198	7.33%	188,805	7.19%
2023-RTL1 Trust	81,608	81,608	8.24%	81,608	8.24%
2023-3 Trust	234,741	195,799	7.94%	227,228	7.82%
2023-4 Trust	202,890	181,307	8.33%	201,813	8.38%
2024-1 Trust	209,862	178,234	7.75%
2024-2 Trust	286,235	260,500	7.11%
2024-3 Trust	204,599	191,583	7.20%
2024-4 Trust	253,612	243,945	7.08%
2024-5 Trust	292,880	290,552	6.14%
2024-6 Trust	293,895	293,767	5.92%

	$6,561,479	$4,269,008	5.75%	$3,335,143	5.22%

Discussion of results

•	The weighted average rate on Velocity’s outstanding securitizations was 5.75% as of December 31, 2024, an increase of 53 bps from December 31, 2023

•	The Company completed two securitizations during 4Q24, totaling $586.8 million of securities issued with a weighted average rate of 6.0%

•	Down from a weighted average rate of 8.3% for securitizations issued during 4Q23

•	In 1Q25, the Company completed the VCC 2025-1 securitization totaling $351.6 million of securities issued with a weighted average rate of 6.6%

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Fourth Quarter and Full Year 2024 Results

RESOLUTION ACTIVITIES

LONG-TERM LOANS

RESOLUTION ACTIVITY	FOURTH QUARTER 2024		FOURTH QUARTER 2023
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$32,078.3	$1,810.0	$22,341.8	$826.2
Paid current	19,830.3	182.4	36,025.9	206.0
REO sold (a)	4,821.4	3,243.0	1,588.1	140.4

Total resolutions	$56,730	$5,235	$59,955.8	$1,172.5

Resolutions as a % of nonperforming UPB		109.2%		102.0%

SHORT-TERM AND FORBEARANCE LOANS

RESOLUTION ACTIVITY	FOURTH QUARTER 2024		FOURTH QUARTER 2023
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$9,858.1	$170.9	$2,770.0	$37.0
Paid current	7,536.0	1.2	7,560.3	12.9
REO sold	5,233.2	168.1	603.8	315.9

Total resolutions	$22,627	$340.2	$10,934.1	$365.8

Resolutions as a % of nonperforming UPB		101.5%		103.3%

Grand total resolutions	$79,357.3	$5,575.6	$70,889.8	$1,538.3

Grand total resolutions as a % of nonperforming UPB		107.0%		102.2%

Discussion of results:

•	NPL resolution totaled $79.4 million in UPB, realizing 107.0% of UPB resolved compared to $70.1 million in UPB and realization of 102.2% of UPB resolved for 4Q23

•	The UPB of loan resolutions in 4Q24 was in line with the recent five-quarter resolution average of $70.8 million in UPB, and the gain was significantly above the 103.3% average of UPB resolved

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Fourth Quarter and Full Year 2024 Results

Full Year 2024 Operating Results

FULL-YEAR OPERATING RESULTS
($ in thousands)	FY 2024	FY 2023	$ Variance	% Variance
Investor 1-4 Rental	$771,129.8	$616,837.0	$154,292.8	25.0%
Traditional Commercial	836,763.0	361,958.5	474,804.5	131.2%
Short-term	209,707.4	120,456.7	89,250.7	74.1%
Government Insured Multifamily (CHHC)	23,553.8	19,088.2	4,465.6	23.4%

Total loan production	$1,841,154.0	$1,118,340.4	$722,813.6	64.6%

Average loans	$4,488,300.8	$3,725,197.0	$763,103.8	20.5%

Portfolio yield	9.06%	8.34%	n.a.	8.7%

Average debt - portfolio related	$4,076,596.4	$3,341,411.0	$735,185.4	22.0%

Cost of funds - portfolio related	6.06%	5.58%	n.a.	8.7%

Net Interest Margin - Portfolio	3.56%	3.34%	n.a.	6.5%

Total gains on NPL resolutions	$10,190.9	$5,521.0	$4,670	84.6%

Nonperforming loans % total HFI loans	10.7%	9.7%	n.a.	9.7%

Total Net interest income(a)	$134,631.1	$105,836.3	$28,794.9	27.2%
Total other income	$101,397.66	$65,909.84	$35,487.82	53.8%
Total expenses(b)	$167,610.82	$119,473.20	$48,137.62	40.3%

Net income	$68,419.0	$52,272.6	$16,146.4	30.9%

Diluted EPS	$1.91	$1.52	$0.40	26.2%

Core net income(c)	$72,870.5	$53,384.3	$19,486.3	36.5%

Core diluted EPS(c)	$2.03	$1.54	$0.49	31.8%

Pretax return on equity	20.3%	17.5%	n.a.	16.2%

(a)	After provision for loan losses.
(b)	Total expenses includes total operating expenses, income taxes and income attributable to minority interest.
(c)	Core income, core diluted earnings per share and core pretax return on equity are non-GAAP measures. Please see the reconciliation to GAAP net income

n.a.- not applicable

	Year Ended
($ in thousands)	12/31/2024	12/31/2023	$ Variance	% Variance
Average nonperforming loans for the period (1)	$318,858	$328,105.0	$(9,247.0)	(2.8)%
Charge-offs	1,768.1	2,039.6	(271.5)	(13.3)%
Charge-offs / Average nonperforming loans for the period (1)	0.55%	0.62%	—	(10.8)%
Gain on REO:
Gain on transfer of REO	8,703.9	7,411.9	1,292.0	17.4%
Gain on sale of REO	4,275.3	568.0	3,707.4	652.7%
REO valuations, net	(6,120.8)	(3,903.4)	(2,217.4)	56.8%

Total gain on REO (2)	$6,858.5	$4,076.5	$2,781.9	68.2%

(1)	Reflects the monthly average of nonperforming loans held for investment, excluding FVO loans, during the period
(2)	Total gain on REO excludes charge-offs.

Discussion of full-year 2024 results:

•	Loan production for the full year 2024 totaled $1.8 billion in UPB, a 64.6% increase from $1.1 billion in UPB for 2023

•	2024 loan production volume reached the highest annual volume in Velocity’s history

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Fourth Quarter and Full Year 2024 Results

•	Driven by strategic growth of our origination platform and focus on providing financing solutions to underserved market segments

•	Portfolio net interest margin (NIM) was 3.56% for FY 2024, a 22 bps increase from 3.34% for FY 2023

•	Strong portfolio growth and disciplined focus on maintaining a weighted average coupon on FY 2024 loan production of 10.9%

•	Realized gains on the NPL loan resolutions of $10.2 million, or 103.6% of UPB resolved, compared to $5.5 million, or 102.5% for FY 2023

•	NPLs as a percentage of average loans HFI was 10.7% as of December 31, 2024, compared to 9.7% as of December 31, 2023

•	Charge-offs for FY 2024 totaled $1.8 million, compared to $2.0 million for FY 2023

•	Net REO gains were $6.9 million, up from a net gain of $4.1 million for FY 2023, driven by gains from loans transferred to REO and positive REO sale resolutions from our special servicing efforts.

•	Net income totaled $68.4 million for FY 2024, a 30.9% increase from $52.3 million for FY 2023

•	Net interest income totaled $134.6 million, a 27.2% increase from $105.8 million in FY 2023

•	Other income totaled $101.4 million, a 53.8% increase from $65.9 million for FY 2023

•	Net unrealized FVO gains on loans and securitized debt were $58.4 million, compared to a net gain of $38.8 million for FY 2023

•	For FY 2024, total expenses were $167.6 million, a 40.3% increase from $119.5 million in FY 2023, driven by higher commissions and increased operating expenses to support our growth.

•	Core net income(1) totaled $72.9 million, a 36.5% increase from $53.4 million for FY 2023

•	Core income adjustments totaled $4.5 million, compared to $1.1 million for FY 2023

•	Core diluted EPS(1) was $2.03 per share, a 31.8% increase from $1.54 per share for FY 2023

•	Pretax return on equity was 20.3% compared to 17.5% for FY 2023

###

(1)	Core income and Core EPS are non-GAAP measures that exclude nonrecurring and unusual activities from GAAP net income.

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Fourth Quarter and Full Year 2024 Results

Velocity’s executive management team will host a conference call and webcast on March 6th, 2025, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to review 4Q24 and the full-year 2024 financial results.

Webcast Information

The conference call will be webcast live in listen-only mode and can be accessed through the Events and Presentations section of the Velocity Financial Investor Relations website: https://www.velfinance.com/events-and-presentations. To listen to the webcast, please visit Velocity’s website at least 15 minutes before the call to register, download, and install any needed software. An audio replay of the call will also be available on Velocity’s website after the conference call is completed.

Conference Call Information

To participate by phone, please dial in 15 minutes before the start time to allow for wait times to access the conference call. The live conference call will be accessible by dialing 1-833-316-0544 in the U.S. and Canada and 1-412-317-5725 for international callers. Callers should ask to join the Velocity Financial, Inc. conference call.

A replay of the call will be available through midnight on March 28, 2024, and can be accessed by dialing 1-877-344-7529 in the U.S. and 855-669-9658 in Canada or 1-412-317-0088 internationally. The passcode for the replay is 2785466. The replay will also be available on the Investor Relations section of the Company’s website under “Events and Presentations.”

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages business purpose loans secured by 1-4 unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers built and refined over 20 years.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles (GAAP), the Company uses non-GAAP core net income and core diluted EPS, which are non-GAAP financial measures.

Non-GAAP core net income and non-GAAP core diluted EPS are non-GAAP financial measures that represent our net income (loss) and net income (loss) per diluted share, adjusted to eliminate the effect of certain costs incurred from activities that are not normal recurring operating expenses, such as COVID-stressed charges and recoveries of loan loss provision, nonrecurring debt amortization, the impact of operational measures taken to address the COVID-19 pandemic and workforce reduction costs, and costs associated with acquisitions. To calculate non-GAAP core diluted EPS, we use the weighted average number of shares of common stock outstanding that is used to calculate net income per diluted share under GAAP.

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Fourth Quarter and Full Year 2024 Results

We have included non-GAAP core net income, and non-GAAP core diluted EPS because they are key measures used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, we believe that non-GAAP core net income and non-GAAP core diluted EPS provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain items that we expect to be nonrecurring.

These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies.

For more information on Core Income, please refer to the section of this press release below titled “Adjusted Financial Metric Reconciliation to GAAP Net Income” at the end of this press release.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to anticipated results, expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” ”position,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) the continued course and severity of the COVID-19 pandemic and its direct and indirect impacts, (2) general economic

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Fourth Quarter and Full Year 2024 Results

and real estate market conditions, including the risk of recession (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) the continued conflict in Ukraine and Israel and (7) changes in federal government fiscal and monetary policies.

Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in the section titled ‘‘Risk Factors” in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

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Fourth Quarter and Full Year 2024 Results

Velocity Financial, Inc.

Consolidated Balance Sheet

	Quarter Ended
	12/31/2024		9/30/2024		6/30/2024		3/31/2024		12/31/2023
	Unaudited		Unaudited		Unaudited		Unaudited		Audited
(In thousands)
Assets
Cash and cash equivalents	$49,901		$44,094		$47,366		$34,829		$40,566
Restricted cash	20,929		23,167		32,293		24,216		21,361
Loans held for sale, at fair value	—		19,231		—		—		17,590
Loans held for investment, at fair value	2,766,951		2,354,718		1,971,683		1,649,540		1,306,072
Loans held for investment, at amortized cost	2,420,116		2,526,320		2,619,619		2,727,518		2,828,123

Total loans, net	5,187,067		4,900,269		4,591,302		4,377,058		4,151,785
Accrued interest receivables	35,235		32,944		31,124		29,374		27,028
Receivables due from servicers	123,494		93,681		82,359		87,523		85,077
Other receivables	1,359		4,265		6,566		2,113		8,763
Real estate owned, net	68,000		62,361		50,757		46,280		44,268
Property and equipment, net	1,650		1,693		1,912		2,013		2,785
Deferred tax asset	13,612		14,501		1,144		1,580		2,339
Mortgage Servicing Rights, at fair value	13,712		12,416		12,229		9,022		8,578
Derivative assets	—		—		—		1,967		—
Goodwill	6,775		6,775		6,775		6,775		6,775
Other assets	5,674		6,308		9,566		5,468		5,248

Total Assets	$5,527,408		$5,202,474		$4,873,393		$4,628,218		$4,404,573

Liabilities and members’ equity
Accounts payable and accrued expenses	$147,814		$140,534		$138,033		$123,988		$121,969
Secured financing, net	284,833		284,371		283,909		283,813		211,083
Securitized debt, at amortized cost	2,019,056		2,105,099		2,228,941		2,329,906		2,418,811
Securitized debt, at fair value	2,207,408		1,749,268		1,509,952		1,073,843		877,417
Warehouse & repurchase facilities	348,082		434,027		237,437		360,216		334,755
Derivative liability	—		1,486		374		—		3,665

Total Liabilities	5,007,193		4,714,785		4,398,646		4,171,766		3,967,700
Stockholders’ Equity
Stockholders’ equity	516,944		484,636		471,323		452,941		433,444
Noncontrolling interest in subsidiary	3,271		3,053		3,424		3,511		3,429

Total equity	520,215		487,689		474,747		456,452		436,873

Total Liabilities and members’ equity	$5,527,408		$5,202,474		$4,873,393		$4,628,218		$4,404,573

Book value per share	$15.70		$14.91		$14.52		$14.01		$13.49

Shares outstanding	33,143	(1)	32,712	(2)	32,701	(3)	32,574	(4)	32,395	(5)

(1)	Based on 33,142,650 common shares outstanding as of December 31, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 402,935.
(2)	Based on 32,711,910 common shares outstanding as of September 30, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 402,935.
(3)	Based on 32,701,185 common shares outstanding as of June 30, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 397,450.
(4)	Based on 32,574,498 common shares outstanding as of March 31, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 411,296.
(5)	Based on 32,395,423 common shares outstanding as of December 31, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 470,413.

14	P a g e

Fourth Quarter and Full Year 2024 Results

Velocity Financial, Inc.

Consolidated Statements of Income (Quarters)

	Quarter Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
($ in thousands)	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Revenues
Interest income	$113,484	$105,070	$97,760	$90,529	$86,269
Interest expense - portfolio related	68,484	63,871	59,188	55,675	51,405

Net interest income - portfolio related	45,000	41,199	38,572	34,854	34,864
Interest expense - corporate debt	6,143	6,143	6,155	5,380	4,140

Net interest income	38,857	35,056	32,417	29,474	30,724
Provision for loan losses	22	(69)	218	1,002	827

Net interest income after provision for loan losses	38,835	35,125	32,199	28,472	29,897
Other operating income
Gain on disposition of loans	2,784	2,291	3,168	1,699	1,482
Unrealized gain (loss) on fair value loans	(15,723)	35,530	17,123	18,925	39,367
Unrealized gain (loss) on fair value securitized debt	34,539	(24,995)	(4,643)	(2,318)	(24,085)
Unrealized gain/(loss) on mortgage servicing rights	1,297	(993)	(373)	444	(1,208)
Origination fee income	7,245	6,704	5,072	4,986	3,981
Interest income on cash balance	1,451	1,676	1,731	1,631	1,716
Other income (expense)	736	519	483	408	418

Total other operating income	32,330	20,732	22,561	25,775	21,670

Net revenue	71,165	55,857	54,760	54,247	51,567

Operating expenses
Compensation and employee benefits	20,084	17,586	16,562	15,357	15,143
Origination expenses	816	867	749	646	173
Securitizations expenses	7,103	3,186	6,232	2,874	2,709
Rent and occupancy	296	519	617	498	551
Loan servicing	6,749	5,656	5,160	4,824	4,636
Professional fees	1,477	2,305	1,718	2,115	1,733
Real estate owned, net	268	1,951	1,355	2,455	2,068
Other operating expenses	2,335	2,543	2,494	2,242	2,248

Total operating expenses	39,127	34,613	34,887	31,011	29,260

Income before income taxes	32,038	21,244	19,873	23,236	22,307
Income tax expense	11,233	5,627	5,162	5,903	5,141

Net income	20,805	15,617	14,711	17,333	17,166

Net income attributable to noncontrolling interest	218	(186)	(67)	82	(189)

Net income attributable to Velocity Financial, Inc.	20,587	15,803	14,778	17,251	17,355

Less undistributed earnings attributable to participating securities	253	191	182	217	225

Net earnings attributable to common shareholders	$20,334	$15,612	$14,596	$17,034	$17,130

Basic earnings (loss) per share	$0.62	$0.48	$0.45	$0.52	$0.53

Diluted earnings (loss) per common share	$0.57	$0.44	$0.42	$0.49	$0.50

Basic weighted average common shares outstanding	32,771	32,711	32,585	32,541	32,326

Diluted weighted average common shares outstanding	36,097	35,895	35,600	35,439	34,991

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Fourth Quarter and Full Year 2024 Results

Velocity Financial, Inc.

Consolidated Statements of Income (Quarters)

	Year Ended
($ in thousands)	12/31/2024	12/31/2023
	Audited	Audited
Revenues
Interest income	$406,843	$310,776
Interest expense - portfolio related	247,218	186,468

Net interest income - portfolio related	159,625	124,307
Interest expense - corporate debt	23,821	16,556

Net interest income	135,804	107,751
Provision for loan losses	1,173	1,914

Net interest income after provision for loan losses	134,631	105,836
Other operating income
Gain on disposition of loans	9,940	8,238
Unrealized gain (loss) on fair value loans	55,857	47,850
Unrealized gain (loss) on fair value securitized debt	2,581	(9,002)
Unrealized gain/(loss) on mortgage servicing rights	375	(660)
Origination fee income	24,007	12,450
Interest income on cash balance	6,490	5,194
Other income (expense)	2,148	1,840

Total other operating income	101,398	65,910

Net revenue	236,029	171,746

Operating expenses
Compensation and employee benefits	69,589	48,344
Origination expenses	3,077	518
Securitizations expenses	19,396	12,923
Rent and occupancy	1,929	1,927
Loan servicing	22,388	17,631
Professional fees	7,616	4,599
Real estate owned, net	6,030	6,153
Other operating expenses	9,613	8,524

Total operating expenses	139,638	100,619

Income before income taxes	96,391	71,127
Income tax expense	27,925	18,834

Net income	68,466	52,293

Net income attributable to noncontrolling interest	47	20

Net income attributable to Velocity Financial, Inc.	68,419	52,273

Less undistributed earnings attributable to participating securities	834	753

Net earnings attributable to common shareholders	$67,585	$51,520

Basic earnings (loss) per share	$2.07	$1.60

Diluted earnings (loss) per common share	$1.91	$1.52

Basic weighted average common shares outstanding	32,653	32,206

Diluted weighted average common shares outstanding	35,760	34,484

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Fourth Quarter and Full Year 2024 Results

Velocity Financial, Inc.

Net Interest Margin – Portfolio Related and Total Company

(Unaudited)

Quarters:

	Quarter Ended December 31, 2024			Quarter Ended December 31, 2023
		Interest	Average		Interest	Average
	Average	Income /	Yield /	Average	Income /	Yield /
($ in thousands)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Loan portfolio:
Loans held for sale	$3,145			$14,918
Loans held for investment	4,855,794			3,949,642

Total loans	$4,858,939		9.34%	$3,964,560	$86,268	8.70%

Debt:
Warehouse and repurchase facilities	$341,596	7,179	8.41%	$255,266	6,040	9.46%
Securitizations	4,117,512	61,306	5.96%	3,320,467	45,365	5.46%

Total debt - portfolio related	4,459,108	68,484	6.14%	3,575,733	51,405	5.75%
Corporate debt	290,000	6,143	8.47%	215,000	4,138	7.70%

Total debt	$4,749,108	$74,627	6.29%	$3,790,733	$55,543	5.86%

Net interest spread - portfolio related (2)			3.20%			2.95%
Net interest margin - portfolio related			3.70%			3.52%

Net interest spread - total company (3)			3.06%			2.84%
Net interest margin - total company			3.20%			3.10%

(1)	Annualized.
(2)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt.
(3)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt.

Years:

	Year Ended December 31, 2024			Year Ended December 31, 2023
		Interest	Average		Interest	Average
	Average	Income /	Yield /	Average	Income /	Yield /
($ in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Loan portfolio:
Loans held for sale	$6,488			$8,615
Loans held for investment	4,481,813			3,716,582

Total loans	$4,488,301	$406,843	9.06%	$3,725,197	$310,775	8.34%

Debt:
Warehouse and repurchase facilities	$295,936	26,790	9.05%	$227,911	21,726	9.53%
Securitizations	3,780,660	220,428	5.83%	3,113,500	164,742	5.29%

Total debt - portfolio related	4,076,596	247,219	6.06%	3,341,411	186,468	5.58%
Corporate debt	282,888	23,821	8.42%	215,000	16,556	7.70%

Total debt	$4,359,484	$271,039	6.22%	$3,556,411	$203,024	5.71%

Net interest spread - portfolio related (1)			3.00%			2.76%
Net interest margin - portfolio related			3.56%			3.34%

Net interest spread - total company (2)			2.85%			2.63%
Net interest margin - total company			3.03%			2.89%

(1)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt.
(2)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt.

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Fourth Quarter and Full Year 2024 Results

Velocity Financial, Inc.

Adjusted Financial Metric Reconciliation to GAAP Net Income

(Unaudited)

Quarters:

Core Net Income
	Quarter Ended
	12/31/20234	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Net Income	$20,587	$15,803	$14,778	$17,251	$17,355
Tax liability reduction	—	—	—	—	(1,866)
Equity award & ESPP costs	1,167	1,146	1,140	998	673

Core Net Income	$21,754	$16,949	$15,918	$18,249	$16,161

Diluted weighted average common shares outstanding	36,097	35,895	35,600	35,439	34,991
Core diluted earnings per share	$0.60	$0.47	$0.45	$0.51	$0.46

Years:

Core Net Income
	Year Ended
	12/31/2024	12/31/2023
Net Income	$68,419	$52,273
Tax liability reduction	—	(1,866)
Equity award & ESPP costs	4,452	2,977

Core Net Income	$72,871	$53,384

Diluted weighted average common shares outstanding	$35,760	$34,484
Core diluted earnings per share	$2.03	$1.54

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